Exhibit 20.1

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2003-2

Monthly Servicing Report

Collection Period	26
Settlement Period Begin Date	11/1/2005
Settlement Period End Date	11/30/2005
Distribution Date	12/15/2005

	End Of Period	Beginning Of Period

Portfolio Information

1. Balances
Pool Balance	2,406,061,470.11	2,401,352,159.38
Adjusted Pool Balance	2,369,970,548.06	2,365,331,876.99
Required Pool Balance	2,368,804,901.03	2,364,738,325.56

Trust Available Subordinated Amount	278,440,061.03	264,743,485.56
Required Subordinated Amount	278,440,061.03	264,743,485.56
Incremental Subordinated Amount	64,085,834.23	49,220,158.76
Transferor Amount	368,862,334.09	358,775,038.44

2. Portfolio Composition
Top 3 dealers
0-90 days past due (0 = current)	251,185,647.07	235,323,770.19
91+ day past due receivable balance	55,860.47	101,253.54
Total	251,241,507.54	235,425,023.73
Rest of the dealers
0-90 days past due (0 = current)	115,778,185.62	121,537,165.67
91+ day past due receivable balance	1,615,396.80	495,263.01
Total	117,393,582.42	122,032,428.68
Used Equipment
0-90 days past due (0 = current)	331,912,626.30	307,570,266.82
91+ day past due receivable balance	2,077,843.11	1,578,784.93
Total	333,990,469.41	309,149,051.75
Rental Equipment
0-90 days past due (0 = current)	292,057,410.89	292,906,353.09
91+ day past due receivable balance	419,467.69	429,496.71
Total	292,476,878.58	293,335,849.80

3. Overconcentrations
Dealer Overconcentration Amount due to 2.25% limit on top 3 dealers	106,043,937.84	89,804,813.60
Dealer Overconcentration Amount due to 2.00% limit on the rest of the dealers	0.00	0.00
Used Equipment Overconcentration Amount (40% limit)	0.00	0.00
Rental Overconcentration Amount due to 12% limit on rental receivables	3,749,502.17	5,173,590.67

4. Ineligible Receivables
Ineligible Receivables (excluding Overconcentration amounts)	0.00	0.00
Aggregate Amount of Ineligible Receivables re-assigned to the transferor	0.00	0.00

Current Month Activity

1. Trust Principal Receivables
Aggregate Principal Collections	460,466,485.19
New Principal Receivables	512,672,009.89
Receivables Added for Additional Accounts	1,954,331.22
Net Loss	0.00
Monthly Dilution Amount	47,496,213.97
Principal Recoveries	0.00

2. Principal Collections
Aggregate Principal Collections	460,466,485.19
Reallocated Yield Amount	6,906,997.28
Series Allocable Principal Collections	453,559,487.91
Principal Allocation Percentage of Series Allocable Principal Collections	94.17%

3. Non-principal Collections
Interest Collections	16,437,628.68
Reallocated Yield Amount	6,906,997.28
Series Allocable Interest Collections	23,344,625.96
Floating Allocation Percentage of Series Allocable Interest Collections	94.17%

4. Investment Proceeds
Collection Account Investment Earnings	2,224.07
Reserve Account Investment Earnings	109,338.44
Principal Funding Account Investment Earnings	0.00
Interest Funding Account Investment Earnings	34,591.35
Excess Funding Account Investment Earnings	0.00
Aggregate Investment Proceeds	146,153.86

5. Miscellaneous Payments to the issuer
Adjustment Payment	0.00
Transferor Deposit Amount	0.00

Portfolio Performance

1. Portfolio Aging
Current	2,377,279,457.45
1-30 days past due	15,271,323.14
31-60 days past due	2,779,448.05
61-90 days past due	3,507,897.30
91-120 days past due	2,670,750.04
120+ days past due	4,552,594.13
Total	2,406,061,470.11

2. Sold Out of Trust
0-90 days past due (0 = current)	278,998.52
91+ day past due receivable balance	457,033.52
Total	736,032.04

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2005-1 and 2003-3

Monthly Servicing Report

Collection Period	26
Settlement Period Begin Date	11/1/2005
Settlement Period End Date	11/30/2005
Distribution Date	12/15/2005

	End Of Period	Beginning Of Period

Portfolio Information

1. Balances
Pool Balance	2,406,061,470.11	2,401,352,159.38
Adjusted Pool Balance	2,369,970,548.06	2,365,331,876.99
Required Pool Balance	2,368,804,901.03	2,364,738,325.56

Trust Available Subordinated Amount	278,440,061.03	264,743,485.56
Required Subordinated Amount	278,440,061.03	264,743,485.56
Incremental Subordinated Amount	64,085,834.23	49,220,158.76
Transferor Amount	368,862,334.09	358,775,038.44

2. Portfolio Composition
Top dealer
0-90 days past due (0 = current)	146,605,065.01	139,043,641.22
91+ day past due receivable balance	0.00	0.00
Total	146,605,065.01	139,043,641.22
Next 2 dealers
0-90 days past due (0 = current)	104,580,582.06	96,280,128.97
91+ day past due receivable balance	55,860.47	101,253.54
Total	104,636,442.53	96,381,382.51
Rest of the dealers
0-90 days past due (0 = current)	115,778,185.62	121,537,165.67
91+ day past due receivable balance	1,615,396.80	495,263.01
Total	117,393,582.42	122,032,428.68
Used Equipment
0-90 days past due (0 = current)	331,912,626.30	307,570,266.82
91+ day past due receivable balance	2,077,843.11	1,578,784.93
Total	333,990,469.41	309,149,051.75
Rental Equipment
0-90 days past due (0 = current)	292,057,410.89	292,906,353.09
91+ day past due receivable balance	419,467.69	429,496.71
Total	292,476,878.58	293,335,849.80

3. Overconcentrations
Dealer Overconcentration Amount due to 4.5% limit on the top dealer	38,332,298.86	30,982,794.05
Dealer Overconcentration Amount due to 2.25% limit on the following 2 dealers	13,575,255.90	4,791,595.96
Dealer Overconcentration Amount due to 2.00% limit on the rest of the dealers	0.00	0.00
Used Equipment Overconcentration Amount (30% limit)	0.00	0.00
Rental Overconcentration Amount due to 15% limit on rental receivables	0.00	0.00

4. Ineligible Receivables
Ineligible Receivables (excluding Overconcentration amounts)	0.00	0.00
Aggregate Amount of Ineligible Receivables re-assigned to the transferor	0.00	0.00

Current Month Activity

1. Trust Principal Receivables
Aggregate Principal Collections	460,466,485.19
New Principal Receivables	512,672,009.89
Receivables Added for Additional Accounts	1,954,331.22
Net Loss	0.00
Monthly Dilution Amount	47,496,213.97
Principal Recoveries	0.00

2. Principal Collections
Aggregate Principal Collections	460,466,485.19
Reallocated Yield Amount	6,906,997.28
Series Allocable Principal Collections	453,559,487.91
Principal Allocation Percentage of Series Allocable Principal Collections	94.17%

3. Non-principal Collections
Interest Collections	16,437,628.68
Reallocated Yield Amount	6,906,997.28
Series Allocable Interest Collections	23,344,625.96
Floating Allocation Percentage of Series Allocable Interest Collections	94.17%

4. Investment Proceeds
Collection Account Investment Earnings	2,224.07
Reserve Account Investment Earnings	109,338.44
Principal Funding Account Investment Earnings	0.00
Interest Funding Account Investment Earnings	34,591.35
Excess Funding Account Investment Earnings	0.00
Aggregate Investment Proceeds	146,153.86

5. Miscellaneous Payments to the issuer
Adjustment Payment	0.00
Transferor Deposit Amount	0.00

Portfolio Performance

1. Portfolio Aging
Current	2,377,279,457.45
1-30 days past due	15,271,323.14
31-60 days past due	2,779,448.05
61-90 days past due	3,507,897.30
91-120 days past due	2,670,750.04
120+ days past due	4,552,594.13
Total	2,406,061,470.11

2. Sold Out of Trust
0-90 days past due (0 = current)	278,998.52
91+ day past due receivable balance	457,033.52
Total	736,032.04

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes

Monthly Servicing Report

Collection Period	26
Settlement Period Begin Date	11/1/2005
Settlement Period End Date	11/30/2005
Distribution Date	12/15/2005

Early Amortization Events

1. Failure by the Servicer to :
a. Make a payment or deposit required by the TSA(1).	N
b. To deliver a Payment Date Statement on the date required under the TSA(1)	N
c. To comply with its agreement not to create a lien on a receivable.	N
d. To observe other agreements in the TSA(1)	N
2. Material breach of certain representations, warranties or covenants not cured within 60 days.	N
3. Occurrence of an Insolvency Event relating to CNH Global N.V., Case, LLC or New Holland North America, Inc.	N
4. Failure to convey Receivables in Additional Accounts with 5 business days.	N

5. Available Subordinated Amount less than Required Subordination amount provided that reductions in Available Subordinated Amount used to pay interest due to LIBOR being equal to or greater than PRIME for 30 consecutive days.

N
6. Servicer Default.	N
7. Issuer becomes an ‘Investment Company’.	N
8. Events of Default under the indenture
a. Issuer’s failure to pay interest on any note for 35 days.	N
b. Issuer’s failure to pay the stated principal amount by its legal final maturity date.	N
c. Issuer becomes bankrupt.	N

Is the Transferor Amount less than than the Trust Available Subordination Amount?	N
Is the Adjusted Pool Balance less than the Required Pool Balance?	N
Is the balance in the Excess Funding Account greater than 30% of Adjusted Pool Balance in the last 3 consecutive collection periods?	N
Is the 3 month average of the Monthly Payment Rate less than 14%?	N

Early Amortization Event Triggered	N

Reconciliation

1. Reconciliation Of Collection Account
Transfers Into Collection Account
Principal Collections	460,466,485.19
Interest Collections	16,437,628.68
Principal Recoveries	0.00
Reserve Account Draw	0.00
Reserve Account deposits due to VFN Draws	0.00
Excess Funding Account Draw	0.00
Principal Funding Account Draw	0.00
Investment Proceeds	146,153.86
Available Subordinated Amount Draws	0.00
Adjustment Payment	0.00
Transferor Deposit Amount	0.00
Proceeds from 2005 series	0.00
Total Transfers into Collection Account	477,050,267.73
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	7,235,052.78
Principal Paid	9,000,000.00
Commitment Fees Paid	1,687.50
Claims for Application Paid	0.00
Reserve Account Deposit Amount	0.00
Excess Funding Account Deposit	0.00
Principal Funding Account Deposit	0.00
Backup Servicing Fees Paid	30,016.90
Servicing Fees	1,635,510.00
To CNH	459,148,000.55
Total Transfers from Collection Account	477,050,267.73
Difference	0.00

2. Reconciliation of Excess Funding Account
Beginning Balance of Excess Funding Account	0.00
Transfers Into Excess Funding Account
Additions in connection with a reduction in Receivables	0.00
Additions in connection with a reduction in Available Subordination Amount	0.00
Excess Funding Account Investment Income	0.00
Total Transfers into Excess Funding Account	0.00
Distributions From Excess Funding Account
Transfer of Investment Income to Collection Account	0.00
Transfers to Principal Funding Account	0.00
Transfers to Residual Holder	0.00
Total Transfers from Excess Funding Account	0.00
Ending Balance	0.00

(1) Transfer and Servicing Agreement

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2003-2

Monthly Servicer Report

Collection Period	26
Settlement Period Begin Date	11/1/2005
Settlement Period End Date	11/30/2005
Distribution Date	12/15/2005

Period	Revolving Period

	Orig.	Current		Interest
	Balance	Balance	Coupon	Paid	Principal Paid
A	485,787,000.00	485,787,000.00	4.42000%	1,789,315.45	0.00
B	35,825,000.00	35,825,000.00	5.12000%	152,853.33	0.00

	Allocation Percentages
	Floating Allocation Percentage				25.21%
	Principal Allocation Percentage				25.21%

	Required Payments
	Series 2003-2 Monthly Interest & Interest Shortfall				1,942,168.78
	Monthly Servicing Fee				434,676.67
	Monthly Backup Servicing Fee				8,034.89
	Controlled Accumulation Amount				0.00
	Total Required Payments				2,384,880.34

	Series 2003-2 Share of Available Funds
	Interest Collections				5,884,909.02
	Principal Collections				114,326,186.11
	Reserve Account Investment Proceeds				16,591.37
	Principal Funding Account Investment Proceeds				0.00
	Interest Funding Account Investment Proceeds				8,867.21
	Reserve Account Draw Amount				0.00
	Subordinated Draw Amount				0.00
	Draws from the Series Share of the Excess Funding Account				0.00
	Excess Interest Collections from Other Series				0.00
	Excess principal Collections from Other Series				0.00
	Draws from Principal Funding Account				0.00
	Total Available Funds				120,236,553.70

	Current Period Payments
	Series 2003-2Monthly Interest and Past Interest Shortfall				1,942,168.78
	Servicing Fee				434,676.67
	Reimbursement of Chargeoffs & Monthly Dilution				0.00
	Controlled Deposit Amount				0.00
	Principal Paid				0.00
	Reserve Account Deposit Amount				0.00
	Reinstate reductions in Series 2003-2 Available Subordinated Amount				0.00
	Reinstate reductions in Collateral Amount				0.00
	Backup Servicing Fees Paid				8,034.89
	Excess Interest Collections made available to other series				3,525,487.26
	Excess Principal Collections made available to other series				114,326,186.11
	Total Payments				120,236,553.70

	Current Period Interest Shortfall
	Series 2003-1Monthly Interest Shortfall				0.00
	Servicing Fee Shortfall				0.00
	Backup Servicing Fee Shortfall				0.00
	Controlled Deposit Amount Shortfall				0.00

	Collateral Amount
	Beginning Collateral Amount				521,612,000.00
	Reductions to Collateral Amount				0.00
	Reinstatements due to previous reductions				0.00
	Ending Collateral Amount				521,612,000.00

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	0.00
Reimbursement of Chargeoffs & Monthly Dilution	0.00
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	0.00
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	0.00
Principal Funding Account Investment Income	0.00
Total transfers into the Principal Funding Account	0.00

Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	0.00
Principal payment to Noteholders	0.00
Total Transfers from Principal Funding Account	0.00
Ending Balance	0.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	5,216,120.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	16,591.37
Total Transfers into Reserve Fund	16,591.37

Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	16,591.37
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	16,591.37
Ending Balance	5,216,120.00

Reconciliation Of Collection Account for Series 2003-2
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	120,236,553.70
Investor Default Amount (included in transfer of daily noteholder collections)	0.00
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	0.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	0.00
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	120,236,553.70
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	1,942,168.78
Chargeoff reimbursements	0.00
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	0.00
Principal Paid to Noteholders	0.00
Servicing Fees	434,676.67
Backup Servicing Fees	8,034.89
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	117,851,673.37
Total Transfers from Collection Account	120,236,553.70
Difference	0.00

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2005-1

Monthly Servicer Report

Collection Period	5
Settlement Period Begin Date	11/1/2005
Settlement Period End Date	11/30/2005
Distribution Date	12/15/2005

Period	Revolving Period

	Orig.	Current		Interest
	Balance	Balance	Coupon	Paid	Principal Paid
A	698,489,000.00	698,489,000.00	4.23000%	2,462,173.73	0.00
B	51,511,000.00	51,511,000.00	4.52000%	194,024.77	0.00

	Allocation Percentages
	Floating Allocation Percentage				35.37%
	Principal Allocation Percentage				35.37%

	Required Payments
	Series 2005-1 Monthly Interest & Interest Shortfall				2,656,198.49
	Monthly Backup Servicing Fee				11,274.96
	Monthly Servicing Fee				625,000.00
	Controlled Accumulation Amount				0.00
	Total Required Payments				3,292,473.45

	Series 2005-1 Share of Available Funds
	Interest Collections				8,258,001.21
	Principal Collections				160,428,271.73
	Reserve Account Investment Proceeds				48,211.42
	Principal Funding Account Investment Proceeds				0.00
	Interest Funding Account Investment Proceeds				13,173.87
	Reserve Account Draw Amount				0.00
	Subordinated Draw Amount				0.00
	Draws from the Series Share of the Excess Funding Account				0.00
	Excess Interest Collections from Other Series				0.00
	Excess principal Collections from Other Series				0.00
	Draws from Principal Funding Account				0.00
	Total Available Funds				168,747,658.23

	Current Period Payments
	Series 2005-1Monthly Interest and Past Interest Shortfall				2,656,198.49
	Monthly Backup Servicing Fee				11,274.96
	Monthly Servicing Fee				625,000.00
	Reimbursement of Chargeoffs & Monthly Dilution				0.00
	Controlled Deposit Amount				0.00
	Principal Paid				0.00
	Reserve Account Deposit Amount				0.00
	Reinstate reductions in Series 2005-1 Available Subordinated Amount				0.00
	Reinstate reductions in Collateral Amount				0.00
	Excess Interest Collections made available to other series				5,026,913.05
	Excess Principal Collections made available to other series				160,428,271.73
	Total Payments				168,747,658.23

	Current Period Interest Shortfall
	Series 2003-1Monthly Interest Shortfall				0.00
	Backup Servicing Fee Shortfall				0.00
	Servicing Fee Shortfall				0.00
	Controlled Deposit Amount Shortfall				0.00

	Collateral Amount
	Beginning Collateral Amount				750,000,000.00
	Reductions to Collateral Amount				0.00
	Reinstatements due to previous reductions				0.00
	Ending Collateral Amount				750,000,000.00

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	0.00
Reimbursement of Chargeoffs & Monthly Dilution	0.00
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	0.00
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	0.00
Principal Funding Account Investment Income	0.00
Total transfers into the Principal Funding Account	0.00

Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	0.00
Principal payment to Noteholders	0.00
Total Transfers from Principal Funding Account	0.00
Ending Balance	0.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	15,000,000.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	48,211.42
Total Transfers into Reserve Fund	48,211.42

Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	48,211.42
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	48,211.42
Ending Balance	15,000,000.00

Reconciliation Of Collection Account for Series 2005-1
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	168,747,658.23
Investor Default Amount (included in transfer of daily noteholder collections)	0.00
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	0.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	0.00
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	168,747,658.23
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	2,656,198.49
Chargeoff reimbursements	0.00
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	0.00
Principal Paid to Noteholders	0.00
Backup Servicing Fees	11,274.96
Servicing Fees	625,000.00
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	165,455,184.77
Total Transfers from Collection Account	168,747,658.23
Difference	0.00